UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 25, 2018

FOUNDATION BUILDING MATERIALS, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-38009	81-4259606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2741 Walnut Avenue, Suite 200, Tustin, California	92780
(Address of Principal Executive Offices)	(Zip Code)

(714) 380-3127
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2018, the Board of Directors of Foundation Building Materials, Inc. (the “Company”) elected Matthew Espe to serve as a Class III member of the Board of Directors of the Company effective February 9, 2018, to fill the vacancy created by the previously disclosed resignation of Mr. Court Carruthers. The Board of Directors affirmatively determined that Mr. Espe qualifies as an independent director under the relevant guidelines of the New York Stock Exchange and Securities and Exchange Commission. Mr. Espe will also serve as a member of the Audit Committee and as a member of the Compensation Committee of the Board of Directors.
Mr. Espe, age 59, served as President and Chief Executive Officer of Radial, Inc., an e-commerce services business, from January 2017 until his retirement in November 2017. He has almost 20 years of experience in executive roles and is a respected global business leader with a career record of driving industrial transformation efforts that significantly increased earnings and shareholders’ equity. Prior to Radial Inc., Mr. Espe served as President and Chief Executive Officer of Armstrong World Industries, a global building products company, from 2010 until his retirement in 2016. He also served as Chairman and CEO of Ricoh Americas from 2008 to 2010 and as Chairman and CEO of IKON Office Solutions, Inc. from 2002 to 2008.
Mr. Espe will receive compensation for his service on the Board of Directors in accordance with the Company’s standard compensatory arrangements for non-employee directors. A description of the compensatory arrangements for non-employee directors is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.
There are no arrangements or understandings between Mr. Espe and any other person pursuant to which Mr. Espe was selected as a director, and there are no transactions between Mr. Espe and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDATION BUILDING MATERIALS, INC.

Date: January 30, 2018	By:	/s / Richard Tilley
	Name:	Richard Tilley
	Title:	Vice President, General Counsel and Secretary